Immunic Therapeutics

Vidofludimus Calcium (IMU-838) Phase 2 EMPhASIS Trial in RRMS: Final Data Pooled Cohorts 1 & 2

NASDAQ: IMUX | May 2022

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Multiple Clinical Data Readouts for All Three Development Programs Expected Throughout 2022

Program	Target	Indication (bar)	Preclinical	Phase 1	Phase 2	Phase 3	Key Milestones
Vidofludimus Calcium (IMU-838)	DHODH	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials	■	■	■	■	RMS interim analysis planned after approx. half of the events occurred
		Progressive Multiple Sclerosis (PMS) – CALLIPER Trial	■	■	■		PMS interim analysis planned after half of the patients completed 24 weeks of treatment
		Ulcerative Colitis (UC) – CALDOSE-1 Trial	■	■	■		June 2022: top-line UC data expected
		Crohn’s Disease (CD)	■	■			
		Primary Sclerosing Cholangitis (PSC)	■	■	■		
IMU-935	IL-17 / RORγt	Psoriasis	■	■			H2/2022: initial psoriasis data expected
		Castration-Resistant Prostate Cancer (CRPC)	■	■			Q3/2022: initial CRPC safety data expected
IMU-856	Intestinal Barrier Function	Gastrointestinal Diseases	■	■			Q3/2022: SAD/MAD safety data expected

■ Completed or ongoing ■ In preparation or planned

Immunic THERAPEUTICS

Treatment Compliance and Persistence are Important Considerations for Life-Long Diseases such as Multiple Sclerosis (MS)

MS Disease Course[1]



Preclinical phase
Relapsing-remitting phase
Secondary progressive phase
Brain volume
Clinical disability
Disease burden
MRI activity
? years
10-15 years
20 + years

Nonadherence or Nonpersistence of MS Treatments Can Lead to Greater Risk for Negative Clinical Outcomes[2]

- Real-life 12-months discontinuation rates of MS treatments

	USA[3]	Canada[4]
Fingolimod	26%	24%
Dimethyl fumarate	44%	30%
Teriflunomide	50%	25%
Natalizumab	N/A	29%

For a life-long disease, patients require easy, convenient and safe therapies that allow them to avoid treatment interruptions.

[1] Adapted from Fox RJ, Cohen JA: Multiple sclerosis: the importance of early recognition and treatment. Cleve Clin J of Med, 2001; 68:157–70
[2] Tan H, et al. Impact of adherence to disease-modifying therapies on clinical and economic outcomes among patients with multiple sclerosis. Adv Ther. 2011;28(1):51-61
[3] Johnson et al., J Manag Care Spec Pharm. 2017;23(8):844-52
[4] Duquette P, Yeung M, Mouallif S, Nakhaipour HR, Haddad P, Schecter R 2019 PLoS ONE 14(1): e0210417. https://doi.org/10.1371/journal.pone.0210417

Treatment Escalation Remains the Typical Approach for Patients With Relapsing-Remitting Multiple Sclerosis (RRMS)

Treatments escalated due to:

1. Long time-course of disease
2. Lack of efficacy
   - Relapse(s)
   - Disability worsening
   - MRI lesions
3. Safety / tolerability issues
   - Side effect profile
   - Risk perception
   - Long-term immunosuppression
   - Delivery challenges

Base Therapy (Initiation)

- Tolerability often prioritized in the early disease stages (due to low disease burden)

Escalation (Switch)[1,2]

- Switch most often driven by either
  - Need for increased efficacy, or
  - Safety / tolerability / patient request

→ Existing treatment options do not adequately address near or long-term needs of patients

[1] DRG - Treatment Algorithms CDA Multiple Sclerosis US May 2021 [2] Spherix Real World Dynamix_DMT Switching in MS_US_2021

Vidofludimus Calcium is Targeted to Address Unmet Needs From Both the Patient and Healthcare Provider Perspective

Intended Value for Patient

- Clear therapeutic benefits
  - Reduction of relapses and MRI lesions
  - Prevent and/or delay disability worsening
  - Confirmed reduction in neurofilament light chain
- Outstanding safety and tolerability profile
  - Low rate of adverse events → not disturbing social and work life
  - No/low infection risk (inclusive of PML)
- Oral, easy to manage medication

Intended Value for Neurologist

- Selective targeting of disease-related immune cells while preserving important immune functions
- Applicable for different disease stages in the journey of an MS patient
- Reliable clinical activity
- Long-term utility with low discontinuation rates
- Easy on- and off-dosing
- Reduced monitoring requirements

PML: progressive multifocal leukoencephalopathy

Off-Target Effects: Kinase Inhibition by Teriflunomide



Teriflunomide is not purely selective for DHODH, it also inhibits kinases such as PDGFR, Aurora A, FYN, LCK, JAK3, PIM and EGFR

Most common adverse events of EGFR inhibitors: skin disorders, diarrhea, and elevated liver enzymes. Rare cases of interstitial lung disease are also observed



Teriflunomide trough level
PIM
Aurora A
JAK3
LCK
FYN
PDGFR
EGFR
0
30
60
90
120
150
180
IC50 in µM

Mean trough level for teriflunomide 7 mg was taken from Clinical Pharmacology Biopharmaceutics Review, Teriflunomide (FDA)

Mattar u. a., "Inhibition of the Epidermal Growth Factor Receptor Tyrosine Kinase Activity by Leflunomide". Xiulong Xu, Jikun Shen, Julian W Mall, Jonathan A Myers, Wanyun Huang, Leonard Blinder, Theodore J Saclarides, James W Williams, Anita S-F Chong, In vitro and in vivo antitumor activity of a novel immunomodulatory drug, leflunomide: Mechanisms of action, Biochemical Pharmacology, Volume 58, Issue 9, 1999, Pages 1405-1413, ISSN 0006-2952, https://doi.org/10.1016/S0006-2952(99)00228-2. Manna und Aggarwal, "Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Manna und Aggarwal, „Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression".
Siemasko u. a., "Inhibition of JAK3 and STAT6 Tyrosine Phosphorylation by the Immunosuppressive Drug Leflunomide Leads to a Block in IgG1 Production". "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth
Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen, "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth; Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen"

Immunic THERAPEUTICS

Traditional Thinking About MS Medications (Simplified)

	Relapsing MS (RMS)	Progressive MS (PMS)
Disease Drivers	Mainly driven by autoimmune-triggered inflammation	The exact mechanism of disability accumulation without relapse or ongoing MRI activity is currently unknown Assumed that PMS is driven by slow and diffuse axonal destruction
Assessment	Disease activity measured by new MRI lesions and relapse activity (traditional focus of ARR as regulatory endpoint)	Disease activity is measured by confirmed disability worsening events and brain atrophy
Medications	Predominant anti-inflammatory effect	Many anti-inflammatory medications have failed in PMS or have shown protection only in small (active) subpopulations Neuroprotective drugs are being investigated

MRI: magnetic resonance imaging, ARR: annualized relapse rate
Table adapted from : Yong, H.Y.F., Yong, V.W. Nat Rev Neurol 18, 40–55 (2022); Tremblay, Practical Neurology February 2019, 46-55; Weiner HL, J Neurol. 2008 Mar;255 Suppl 1:3-11

Immunic THERAPEUTICS

Relapse-Associated Versus Relapse-Independent Disability Worsening
Neuroprotective Mechanisms Are of Importance for Both, RMS and PMS

RAW (Relapse-Associated Worsening)

A 3- or 6-months CDW event that has its onset within 90 days from the onset of an investigator-reported relapse (irrespective of the EDSS confirmation).

PIRA (Progression Independent of Relapse Activity)

Defined as a 3- or 6-months CDW event with either no prior relapse, or an onset of more than 90 days after the start date of the last investigator-reported relapse (irrespective of the EDSS confirmation). In addition, to qualify as PIRA, no relapse must occur within 30 days before or after the EDSS confirmation.

Meta-Analysis of Novartis MS Trials Containing Data From ~35,000 Patients

- With up to 15 years of follow-up
- RAW were more frequently found in RMS
- However, sustained PIRA events occurred with similar or higher frequency to RAW events in adult patients with RRMS
  - RAW versus PIRA events in RRMS: 474 versus 833 (26.9% vs 47.3% of all CDW events)

PIRA already **contributed about half to the overall accumulation of disability** in adult RMS patients, while, **in SPMS and PPMS, PIRA was the dominant driver** of disease worsening.

Lublin FD, et al. Brain. 2022 Feb 1:awac016. doi: 10.1093/brain/awac016. Epub ahead of print. PMID: 35104840

CDW: confirmed disability worsening; EDSS: Expanded Disability Status Scale; SPMS: secondary progressive multiple sclerosis; PPMS: primary progressive multiple sclerosis

Emerging Data Support a Change in Thinking About What is Driving Long-Term Patient Outcomes in Relapsing and Progressive MS

- It has long been believed that the relapse-independent disability worsening process ("smoldering disease") occurs even in absence of relapse activity.
- New data validates that relapse-independent worsening is responsible for ~50% of disability worsening in the relapsing phase of MS, and 100% in the progressive phase of MS[1].
- This elevates the importance of any drug that:
  - Reduces relapse activity, and
  - Influences the relapse-independent accumulation of neurological deficits (measured as relapse-independent disability worsening and brain atrophy).

Better neuroprotective effects (measured as relapse-independent disability worsening and brain atrophy) produce better patient outcomes over the long term than higher anti-relapse effects


Disability accumulation over time
Drug 1: Low-ARR Effect, High Neuroprotection
Drug 2: High-ARR Effect, Low Neuroprotection
4
3.5
3
2.5
2
1.5
1
0.5
0
0
12
24
36
48

Life-long chronic disease multiple sclerosis:
Over the long run, drugs with better neuroprotective effects will slow overall disability progression more than medications with more pronounced effect on annualized relapse rate (ARR)

[1] Lublin FD, et al. Brain. 2022 Feb 1:awac016. doi: 10.1093/brain/awac016. Epub ahead of print. PMID: 35104840

Immunic THERAPEUTICS

Clinical Objectives for Vidofludimus Calcium in MS

Focusing on Key Strengths of Medication Related to Long-Term Patient Outcome

- **Obtain approval:** Relapse activity is an approvable endpoint in RMS
  - Phase 3 ENSURE program in RMS is designed to provide a straightforward path to potential regulatory approval
- **Deliver differentiated clinical value:** Data on disability worsening, brain atrophy and associated long-term outcomes for MS patients addresses unmet need
  - Outcomes for patients mainly driven by disability worsening/brain shrinkage rather than relapse activity[1]
- **Combined ENSURE and CALLIPER programs provide attractive commercial value proposition:**
  - Pooled disability analysis of both ENSURE trials as first key secondary outcome
  - Brain atrophy as primary endpoint in CALLIPER and key secondary endpoint in ENSURE
  - Disability worsening as first key secondary outcome on CALLIPER

Lublin FD, et al. Brain. 2022 Feb 1:awac016. doi: 10.1093/brain/awac016. Epub ahead of print. PMID: 35104840

Phase 2 EMPhASIS Trial

Vidofludimus Calcium in Relapsing-Remitting Multiple Sclerosis (RRMS)

EMPhASIS: Phase 2 Study Overview in RRMS

NCT03846219



Coordinating Investigator

Robert Fox (Cleveland Clinic)

Included Patient Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0
- Performed in Central and Eastern Europe

Blinded Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

EDSS: Expanded Disability Status Scale; MRI: magnetic resonance imaging

EMPhASIS: Phase 2 Trial in RRMS

Patient Cohorts and Treatment Groups Investigated

Randomized, double-blind, placebo-controlled, multi-center Phase 2 trial assessing the effect of vidofludimus calcium on disease activity, as measured by magnetic resonance imaging (MRI), as well as safety and tolerability in patients with relapsing-remitting multiple sclerosis (RRMS)


Cohort 1
Cohort 2
Blinded Until Week 24
Identical study design
Blinded Until Week 24
Cohort 1 (C1)
Placebo N=69
30 mg IMU-838 N=71
45 mg IMU-838 N=69
Cohort 2 (C2)
Placebo N=12
10 mg IMU-838 N=47

Only sites with 1.5T MRI scanners of C1 were allowed to participate in C2

T: Tesla (magnetic B-field strength)

Immunic THERAPEUTICS

EMPhASIS: Phase 2 Trial in RRMS

Patient Population for Pooled MRI Analysis over Both Cohorts



C1+ C2 OLE
45 mg IMU-838
N=69
30 mg IMU-838
N=71
10 mg IMU-838
N=47
Placebo C1 + C2
N=81
1.5T
N=66
1.5T
N=65
1.5T
N=47
1.5T
N=71
3T
N=3
3T
N=6
3T
N=0
3T
N=10

	IMU-838 45 mg N=69	IMU-838 30 mg N=71	IMU-838 10 mg N=47	Placebo C1+C2 N=81
1.5T	66	65	47	71
3T	3	6	0	10

Only patients who underwent MRI examinations with a 1.5 Tesla scanner were used for the pooled MRI analysis.

Cohort 1 (C1): Sites were allowed to use either 1.5T or 3T MRI scanners, however the vast majority of patients was examined at 1.5T MRI scanners
Cohort 2 (C2): To increase homogeneity of MRI data in a small patient cohort, only 1.5T MRI was allowed
MRI: magnetic resonance imaging, OLE: open-label extension; T: Tesla (magnetic B-field strength)

Immunic THERAPEUTICS

EMPhASIS: Phase 2 Trial Design in RRMS


Main Treatment Period
24 Weeks C1 and C2
Extended Treatment Period
(Optional)
Blinded
Open-Label Treatment
(30 mg or 45 mg)
Cohort 1
Placebo
30 mg IMU-838
45 mg IMU-838
End
Of
Main
Treatment
Cohort 2
Placebo
10 mg IMU-838
BL
W6
W12
W18
W24

C: cohort; BL: baseline; W = week

Immunic THERAPEUTICS

EMPhASIS: Schedule of MRI Examinations

Primary Endpoint

To evaluate the efficacy of vidofludimus calcium as compared to placebo based on the cumulative number of new combined unique active lesions at Week 24

Combined Unique Active (CUA) Lesions

Sum of the number of all new gadolinium-enhancing (Gd+) lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting

Timeline of MRI Visits



Baseline
Week 6
Week 12
Week 18
Week 24

EMPhASIS: Phase 2 Trial in RRMS

Patient Disposition in Main Period


Cohort 1
Randomized Patients N=210
Not Treated N=1
Placebo N=69
30 mg IMU-838 N=71
45 mg IMU-838 N=69
Discontinued N=5
Discontinued N=3
Discontinued N=4
Completed Week 24 N=64
Completed Week 24 N=68
Completed Week 24 N=65
Cohort 2
Patient Randomized N=59
Not Treated N=0
Placebo N=12
10 mg IMU-838 N= 47
Discontinued N=1
Discontinued N=2
Completed Week 24 N=11
Completed Week 24 N=45

*Note:


Placebo C2
Placebo C1 N=69
Placebo C2 N=12

In order to provide sufficient data points in the placebo arm, Cohort 1 placebo patients from the same sites that contributed to the Cohort 2 analysis and who were investigated using 1.5 Tesla MRI examinations were allowed to enrich the Cohort 2 placebo arm for all MRI-based analyses. In addition, summary data from Cohort 1 30 mg/day and 45 mg/day data are shown as comparison to Cohort 2 data from 10 mg/day IMU-838. The Cohort 1 data for 30 and 45 mg IMU-838 includes only Week 24 MRI data performed at 1.5 Tesla field strength.

Immunic THERAPEUTICS

EMPhASIS: Objectives of Cohort 2

Objectives

- Obtain more efficacy and safety data for vidofludimus calcium in patients with RRMS
- Allow pharmacodynamic modelling of dose response
- Confirm lowest effective doses for relapsing and progressive MS

Endpoints

The endpoints analyzed include:

- Cumulative number of CUA MRI lesions up to week 24
- Cumulative number of new Gd+ lesions up to week 24
- Serum neurofilament light chain
- Relapse activity
- Changes in EDSS score up to Week 24
- Safety and tolerability


X-RAY
HOSPITAL No:
HEART R:

CUA: combined unique active; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; EDSS: Expanded Disability Status Scale

Main result: Reduction of MRI Lesions Supports 30 mg as Phase 3 Dose
(Pooled Cohorts 1 & 2)


Reduction in Cumulative CUA Lesions up to Week 24
0
0
-76%
-71%
7
6
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative CUA Lesions
Lesion Reduction in %


Reduction in Gd+ Lesions up to Week 24
0
-13%
-78%
-74%
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative Gd+ Lesions
Lesion Reduction in %

As Cohort 2 only allowed MRI machines of 1.5T, pooled data of Cohorts 1 & 2 only include patients that were evaluated at MRI field strength of 1.5 Tesla. Modified full analysis set C1/C2 (N10 = 47, N30 = 65, N45 = 66, NPBO C1 = 59, NPBO C2 = 12)
Data displayed are as adjusted mean values. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.
MRI: magnetic resonance imaging; CUA: cumulative unique active, Gd+: gadolinium enhancing

Immunic THERAPEUTICS

Phase 2 Data EMPhASIS Trial of Vidofludimus Calcium

Efficacy

Dose-Response Reduction of MRI Lesions



Mean Numbers of CumCUA[a] at W24
10
9
8
7
6
5
4
3
2
1
0
CumCUA
5.8
5.9
1.4
1.7
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Mean

Subjects treated with 30 and 45 mg of vidofludimus calcium, on average[b], experienced less MRI lesions than those on 10 mg IMU-838 or placebo.



Mean Numbers of Gd+ at W24
7
6
5
4
3
2
1
0
Gd+ Lesions
4.6
4
1
1.2
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Mean

MRI: magnetic resonance imaging; CumCUA: cumulative combined unique active; W: week; Gd+: gadolinium enhancing

a) CUA MRI Lesions: Sum of the number of all new gadolinium enhancing lesions on T1 weighted MRI and the number of all new or substantially enlarged lesions on T2 weighted MRI (non enhancing on T1 weighted MRI), avoiding double counting.* The Full Analysis set is the primary statistical analysis set as recommended as intent to treat (ITT) analysis by regulatory guidance. As per the pre defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

b) Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.

Immunic THERAPEUTICS

Reduction of CumCUA and Gd+ Lesions by Vidofludimus Calcium

Across All Doses of Cohorts 1 & 2 of EMPhASIS Trial



Reduction in CumCUA Lesions
0%
0%
-76%
-71%
7
6
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cum CUA Lesions
Lesion Reduction in %



Reduction in Gd+ Lesions
0%
-13%
-78%
-74%
5
4
3
2
1
0
0
-20
-40
-60
-80
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cum CUA Lesions
Lesion Reduction in %

Cum CUA Lesions and Reduction Compared to Placebo

Treatment Group	N	Reduction Percentage
Placebo	5.8	-
10 mg IMU-838	5.9	0%
30 mg IMU-838	1.4	76%
45 mg IMU-838	1.7	71%

Gd+ Lesions and Reduction Compared to Placebo

Treatment Group	N	Reduction Percentage
Placebo	4.6	-
10 mg IMU-838	4.0	13%
30 mg IMU-838	1.0	78%
45 mg IMU-838	1.2	74%

CumCUA: cumulative combined unique active; Gd+: gadolinium enhancing

CUA MRI Lesions: Sum of the number of all new Gadolinium enhanced lesions on T1 weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2 weighted MRI (non enhancing on T1 weighted MRI), avoiding double counting. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.

The Full Analysis set is the primary statistical analysis set as recommended as intent to treat (ITT) analysis by regulatory guidance. As per the pre defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Immunic THERAPEUTICS

Dose-Dependent Reduction of CumCUA Lesions by IMU-838

Across All Doses of Cohorts 1 & 2 of EMPhASIS Trial



7
6
5
4
3
2
1
0
5.8
5.9
1.4
1.7
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
CumCUA Lesions
0
-10
-20
-30
-40
-50
-60
-70
-80
0%
-76%
-71%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
CumCUA Lesion Reduction in %

CumCUA: cumulative combined unique active; Gd+: gadolinium enhancing

CUA MRI Lesions: Sum of the number of all new gadolinium enhancing lesions on T1 weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2 weighted MRI (non enhancing on T1 weighted MRI), avoiding double counting. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.

The Full Analysis set is the primary statistical analysis set as recommended as intent to treat (ITT) analysis by regulatory guidance. As per the pre defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Immunic THERAPEUTICS

Dose-Dependent Reduction of Gd+ Lesions by IMU-838

Across All Doses of Cohorts 1 & 2 of EMPhASIS Trial



5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
4.6
4
1
1.2
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Gd+ Lesions



0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-13%
-78%
-74%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Gd+ Lesion Reduction in %

Gd+: gadolinium enhancing

CUA MRI Lesions: Sum of the number of all new gadolinium enhancing lesions on T1 weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2 weighted MRI (non enhancing on T1 weighted MRI), avoiding double counting. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.*

The Full Analysis set is the primary statistical analysis set as recommended as intent to treat (ITT) analysis by regulatory guidance. As per the pre defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Dose-Response Relationship Regarding Reduction of MRI Lesions

Across All Vidofludimus Calcium Doses of Cohorts 1 & 2 of EMPhASIS Trial

Treatment Group	Mean (95% CI)	% CumCUA reduction
10 mg IMU-838	5.9	0%
30 mg IMU-838	1.4	76%
45 mg IMU-838	1.7	71%
Placebo	5.8	N/A

Treatment Group	Mean (95% CI)	% Gd+ Lesions reduction
10 mg IMU-838	4.0	13%
30 mg IMU-838	1.0	78%
45 mg IMU-838	1.2	74%
Placebo	4.6	N/A

Anti-Inflammatory effects of vidofludimus calcium peak at a dose of 30 mg once-daily

- Immunic's Phase 3 program in relapsing MS (RMS) uses 30 mg of IMU-838
- No/minimal effects were seen at the 10 mg dose (given the IC_{50} for cytokine release), no additional benefit of dosing was seen at 45 mg of IMU-835 compared with 30 mg of IMU-838

MRI: magnetic resonance imaging; CI: confidence intervall; CumCUA: cumulative combined unique active; Gd+: gadolinium enhancing
CUA MRI Lesions: Sum of the number of all new gadolinium enhancing lesions on T1 weighted MRI and the number of all new or substantially enlarged lesions on T2 weighted MRI (non enhancing on T1 weighted MRI), avoiding double counting. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment with non missing values is used as offset term.
The Full Analysis set is the primary statistical analysis set as recommended as intent to treat (ITT) analysis by regulatory guidance. As per the pre defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Highly Significant MRI Lesion Suppression

Compares Favorably to Other First-Line and Oral Base Medications Commercially Available in RRMS*

	Vidofludimus Calcium	Vidofludimus Calcium	Glatiramer Acetate[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Fingolimod[4]	Ozanimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	30 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	1 mg QD
MRI Endpoint	Cumulative CUA lesions	Cumulative Gd lesions	Cumulative Gd lesions	Mean CUA lesions/scan	Cumulative Gd lesions	Cumulative Gd lesions	Cumulative Gd lesions
Treatment Duration	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	24 weeks
Suppression of MRI Activity	FA C1: **70%** C1/C2: **76%**	FA C1: **65%** C1/C2: **78%**	**29%**	**61%**	**69%**	**43%**	**86%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from separate placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily; CUA: combined unique active; MRI: magnetic resonance imaging; Gd: Gadolinium, FA C1: final analysis Cohort 1 (1.5T and 3T MRI), C1/C2: poold data from Cohort 1 and 2 (1.5T MRI only)

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. Neurology. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Cohen JA, Arnold DL, Comi G, et al. Lancet Neurol. 2016;15(4):373-381

Relationship Between Trough Levels of Vidofludimus And Number of CumCUA/Gd+ Lesions at Week 24

Cumulative CUA Lesions and Trough Levels up to Week 24



7
6
5
4
3
2
1
0
6.074 µg/mL
4.061 µg/mL
1.936 µg/mL
5.9
1.4
1.7
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative CUA Lesions
Plasma Trough Levels [µg/mL]

Gd+ Lesions and Trough Levels up to Week 24



7
6
5
4
3
2
1
0
6.074 µg/mL
4.061 µg/mL
1.936 µg/mL
4
1
1.2
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative Gd+ Lesions
Plasma Trough Levels [µg/mL]

Plasma Trough Levels of IMU-838 [µg/mL]

Treatment Group TOTAL at w24	Mean	1st Quartile	3rd Quartile
10 mg IMU-838	1.936	1.270	2.570
30 mg IMU-838	4.061	2.800	5.190
45 mg IMU-838	6.074	4.140	7.480

Cumulative number of CUA lesions in MRI up to Week 24 shows dependence on trough levels following administration of vidofludimus calcium

MRI: magnetic resonance imaging; CumCUA: cumulative combined unique active; Gd+: gadolinium-enhancing

Immunic THERAPEUTICS

Annualized Relapse Rates for Active Treatment Group and Placebo

Relapse Lowering Effect Signal Despite Short Follow-Up Period of 24 Weeks



Proportion of patients without relapse up to Week 24
1.00
0.75
0.50
0.25
0.00
patients at risk
133 131 125 123 120 118 117 113 9 3
65 63 62 59 55 53 50 49 1 0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210
Time to relapse [days]
Combined treatment groups
IMU-838
Placebo

Treatment Group	N	Mean ARR [95% CI]
10 mg	47	0.28
30 mg	71	0.38
45 mg	69	0.47
Placebo	81	0.52

The Cox regression analysis for time to first relapse had shown the following hazard ratio of 30 mg IMU-838 (the Phase 3 dose) versus placebo: HR=0.666 (95%CI 0.288-1.539)

Time to relapse – Kaplan Meier curve Full analysis set (N30 = 71, N45 = 69, NPBO = 69). For patients with relapse up to Week 24 the time to first relapse is calculated as date of first relapse - date of first IMP. Patients without relapse up to Week 24 were censored at the last visit date during the main treatment period, i.e. censoring time is calculated as last visit date - date of first IMP + 1. Censored observations are marked with circles.

ARR: annualized relapse rate; CI: confidence interval

Cox proportional hazards regression models are calculated for time to relapse with treatment group/ combined treatment groups as covariates. For patients with relapse up to Week 24 the time to first relapse is calculated as date of first relapse - date of first IMP. Patients without relapse up to Week 24 were censored at the last visit date during the main treatment period, i.e. censoring time is calculated as last visit date - date of first IMP + 1.

Relative Change of Serum NfL Concentrations Versus Placebo After 24 Weeks (Cohorts 1&2)


50%
-50%
-9%
-18%
-26%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838

The relative change of serum neurofilament light chain versus placebo is proportional to vidofludimus calcium dose.

- May reflect increasing trough levels and related improved effects of vidofludimus calcium
- Should favor higher doses when neuroprotective effects are more important

Displayed are median values of differences between percentage change of serum neurofilament light chain concentration (Hodges-Lehmann estimation), treatment vs. placebo, combined data for Cohort 1 and 2 patients

NfL: neurofilament

Immunic THERAPEUTICS

Longitudinal Change of EDSS and Unconfirmed EDSS Progressions (Cohorts 1 & 2)

Change of EDSS From Baseline to Week 24


2.9
2.8
2.7
2.6
2.5
2.4
Baseline
Week 12
Week 24
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo

Proportion of Patients With Unconfirmed EDSS Progression up to Week 24


Percent
25
20
15
10
5
0
11.1%
11.8%
12.1%
21.1%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo

Displayed are mean values, combined data for Cohort 1 and 2 patients
EDSS: Expanded Disability Status Scale

Immunic THERAPEUTICS

Dose-Response Relationship of Longitudinal Change in EDSS (Cohorts 1 & 2)



Change of EDSS From Baseline to Week 24
2.9
2.8
2.7
2.6
2.5
2.4
Baseline
Week 12
Week 24
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo

Neuroprotective effects on EDSS seem to start at a low dose of 10 mg of IMU-838.

This low, 10 mg dose of IMU-838 performs similarly well regarding change in EDSS as the 30 and 45 mg doses of IMU-838.

Displayed are mean values of treatment group averages from baseline to Week 24
EDSS: Expanded Disability Status Scale

Neurofilament Light Chain in Serum at Week 24

A Promising Signal of Neuroprotective Activity

Median of % of Change of Serum Neurofilament from Baseline as Compared to Placebo



10
5
0
-5
-10
-15
-20
-25
-30
-9%
-18%
-26%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Lesion in Reduction in %

A robust and dose-linear decrease in serum neurofilament light chain provides a promising signal of neuroprotective activity for vidofludimus calcium.

Comparison	Median of differences between percentage change of serum neurofilament (Hodges-Lehmann estimation)
45 mg IMU-838 vs. Placebo C1	-26.0 (-41.0, -12.0)
30 mg IMU-838 vs. Placebo C1	-18.0 (-33.0, -3.0)
10 mg IMU-838 vs. Placebo C2	-9.0 (-51.0, 29.0)

PostHoc table: Change from baseline in serum neurofilament
Safety analysis set C1/C2 (N10 = 47, N30 = 71, N45 = 69, NPBO = 81)
The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.

Immunic THERAPEUTICS

Relative Change of Serum Neurofilament from Baseline to Week 24 (Cohorts 1 & 2)



50%
-50%
-9%
-18%
-26%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838

The relative change of serum neurofilament light chain versus placebo is proportional to vidofludimus calcium dose.

- May reflect increasing trough levels and related improved effects of vidofludimus calcium
- Should favor higher doses for patient populations such as progressive MS where neuroprotective effects are more important

Displayed are median values for relative change of serum neurofilament from baseline (BL) to Week 24 with comparison to placebo (change in placebo set to 0% change)

Immunic THERAPEUTICS

Conclusions Cohort 2 Regarding Efficacy

- Doses of 30 and 45 mg of vidofludimus calcium showed compelling **anti-inflammatory effects** (with 65-78% reduction in CUA and Gd+ lesions) and other signs of clinical activity, while the 10 mg dose has shown no or minimal effects on MRI lesions.
- This confirms **the 30 mg dose as the appropriate Phase 3 dose** for evaluation of relapsing MS patients based on the anti-inflammatory effect of vidofludimus calcium represented as reduction in MRI lesions.
- In difference, the **neuroprotective effects** of vidofludimus calcium, exemplified by serum neurofilament, showed a dose-proportional increase from 10 to 45 mg. This indicated that neuroprotective effects seem to increase with dose and that a **dose of 45 mg vidofludimus calcium is the appropriate dose for investigations in progressive MS**.

Vidofludimus Calcium: DHODH Inhibition Provides Broad-Spectrum Antiviral Activity Against Different Pathogenic Viruses

Antiviral Activity With EC_{50} Values in Single Digit µM Range


HCV
(EC_{50} 5.9 µM)
SARS-CoV-2
($EC_{99.9}$ ~10 µM)
Vidofludimus Calcium
hCMV
(EC_{50} 7.4 µM)
HIV
(EC_{50} 2.1 µM)
Arenavirus
(EC_{50} 2.9 µM)

Left: Hahn F et al. (2020) Viruses. 12:1394; right: Eur J Clin Invest. 2020;50:e13366

Virus Mutations are Not Expected to Have Any Impact on Vidofludimus Calcium's Activity

- In general, viruses rely on the host cell's infrastructure for nucleotide supply
- Inhibition of the host cell's enzyme DHODH by vidofludimus calcium leads to a depletion of pyrimidine nucleotides that are needed for the
  - Production of viral RNA (virus genome replication) and
  - Production of viral proteins (via mRNA)
- This mechanism is host cell based and therefore independent of any mutations in virus proteins, as all variants require intracellular replication in human host cells
- By targeting the host cell metabolism, vidofludimus calcium has shown to be active against different RNA and DNA viruses *in vitro*
  - Demonstrating that even significant differences in the genome (different virus types vs mutations of SARS-CoV-2) rely on the same mechanism for nucleotide supply

Immunic THERAPEUTICS

Clinical Data of Vidofludimus Calcium in the COVID-19 Context

Treatment With Vidofludimus Calcium Decreases the Number of Opportunistic COVID-19 Infections

	IMU-838 (10 mg QD)	Placebo
Any Infection	8/47 (17%)	4/12 (33%)
COVID-19	4/47 (**8.5%**)	3/12 (**25%**)

Phase 2 Trial in RRMS (EMPhASIS Trial)

Number of reported COVID-19 infections in Cohort 2

Treatment With Vidofludimus Calcium Does Not Interfere with Antibody Development During SARS-CoV-2 Infection

	Day 6		Day 14		Day 28	
	IgA	IgG	IgA	IgG	IgA	IgG
Placebo	84%	88%	94%	94%	97%	99%
Vidofludimus Calcium	86%	93%	97%	97%	95%	100%

Phase 2 Trial in COVID-19 (CALVID-1 Trial)

Proportion of patients with anti-SARS-CoV-2 IgA or IgG antibodies

COVID-19: coronavirus disease 2019; SARS-CoV-2: severe acute respiratory syndrome coronavirus; QD: quaque die = once-daily; IgA: immunoglobulin A; IgG: immunoglobulin G

Link of Epstein-Barr Virus (EBV) Infection and Onset of MS

Fig. 3. EBV infection precedes elevation of sNfL before the onset of MS. (**A**) Box plots of sNfL levels before, around, and after the time of EBV infection. *$P < 0.05$, two-sided multivariable linear regression model adjusted for age and sex. (**B**) Within-person increase in sNfL levels in MS cases around and after time of EBV infection compared with before EBV infection. **$P < 0.01$, two-sided linear mixed-effects regression model. (**C**) Within-person increase in sNfL levels in controls around and after time of EBV infection compared with before EBV infection. Error bars in (B) and (C) are 95% CIs. sNfL levels increased significantly more in MS cases than in controls in the sample collected after time of EBV infection compared with before EBV infection ($P < 0.001$, two-sided linear mixed-effects regression model).



A
NfL levels before EBV infection
NfL levels at time of 1st EBV positive sample
NfL levels after EBV infection
n.s.
n.s.
*
Neurofilament light chain, pg/mL
50
20
10
5
MS
No MS
B
MS
C
No MS
n.s.
**
n.s.
n.s.
Within-person change in NfL (%)
100%
80%
60%
40%
20%
0%
-20%
Before EBV infection (ref. group)
Around time of EBV infection
After EBV infection

A recently published study looked at EBV infections in a cohort comprising more than 10 million young adults on active duty in the U.S. military, 955 of whom were diagnosed with MS during their period of service. Risk of MS increased 32-fold after infection with EBV but did not increase after infection with other viruses, including the similarly transmitted cytomegalovirus. Serum neurofilament light chain levels, a biomarker of neuroaxonal degeneration, increased only after EBV seroconversion. These findings cannot be explained by any known risk factor for MS and suggest EBV as the leading cause of MS.

Bjornevik K, et al. Longitudinal analysis reveals high prevalence of Epstein-Barr virus associated with multiple sclerosis. Science. 2022 Jan 21;375(6578):296-301. doi: 10.1126/science.abj8222. Epub 2022 Jan 13. PMID: 35025605.

New Data Provide New Insights Into Potential MS Therapies Based on Epstein-Barr Virus (EBV) Antiviral Effects

EBV infection has been linked to MS epidemiologically, but its pathological role remains unclear. Here we demonstrate high-affinity molecular mimicry between the EBV transcription factor EBNA1 and the CNS protein GlialCAM, and provide structural and *in vivo* functional evidence for its relevance. A cross-reactive CSF-derived antibody was initially identified by single-cell sequencing of the paired-chain B cell repertoire of MS blood and CSF, followed by protein microarray-based testing of recombinantly expressed CSF-derived antibodies against MS-associated viruses. Sequence analysis, affinity measurements, and the crystal structure of the EBNA1-peptide epitope in complex with the autoreactive Fab fragment allowed for tracking the development of the naïve EBNA1-restricted antibody to a mature EBNA1/GlialCAM cross-reactive antibody. Molecular mimicry is facilitated by a post-translational modification of GlialCAM. EBNA1 immunization exacerbates the mouse model of MS and anti-EBNA1/GlialCAM antibodies are prevalent in MS patients. Our results provide a mechanistic link for the association between MS and EBV, and could guide the development of novel MS therapies.

A distinct feature of MS is the synthesis of immunoglobulins by clonal expansions of plasmablasts within the brain. When these immunoglobulins, found in cerebrospinal fluid (CSF) from patients with MS, are applied to an electrophoretic gel, they form bands of restricted mobility, called oligoclonal immunoglobulin bands, representing clonal expansions of plasmablasts producing antibodies target myelin-producing glial cells via GlialCAM.

.....

Depletion of B cells with monoclonal antibodies targeting CD20 has emerged as one of the most efficacious therapies for MS. **However, CD20 monoclonal antibody therapies do not deplete their progeny, antibody-producing plasmablasts and plasma cells, which are CD20−.**

....

There may be new opportunities for therapy: Can the B cells that dwell in the CSF be killed or inactivated with therapeutics? **Would antivirals that target EBV provide effective therapy**, especially when given early in the course of disease?

Left: Lanz TV, et al. Nature. 2022 Jan 24 / Right: Robinson WH, Steinman L Science. 2022 Jan 21;375(6578):264-265
GlialCAM: glial cell adhesion molecule

Epstein-Barr Virus (EBV) Virus Shedding in Saliva as Indicator for Lytic (Active) Infection

Lytic EBV Activity in an MS Population

Studies	Number of Overall Patients with EBV Shedding Data	Proportion of Patients with EBV Virus Shedding of >5.8 copies/µl of saliva
INSPIRE	20	24.10%
ExIMS	119	22.90%
MEAVIS	18	21.10%

EBV lytic activity in saliva:

- Can be an indicator of EBV lytic activity across a patient cohort
- Is fluctuating in MS patients and changing between "EBV shedders" and "non-shedders"
- Can be used for testing of antiviral drugs in MS

Holden DW, et al. Mult Scler Relat Disord. 2018 Oct;25:197-199

Teriflunomide Decreases Lytic EBV Activity



Samples With EBV Shedding[a]
Proportion of Samples, %
30
25
20
15
10
5
0
P<0.0001
P<0.0001
P<0.0001
9.5
24.1
22.9
21.1
Teriflunomide
INSPIRE
ExIMS
MEAVIS

Teriflunomide (a first generation DHODH inhibitor) inhibited the probability of EBV shedding in an MS patient population

Gold J, et al. Presented at ECTRIMS-ACTRIMS 2020

Epstein-Barr Virus (EBV) Antibody Titers are Higher in MRI-Active Patients


C
EBNA1 IgG titer
4000
3000
2000
1000
0
p<0.001
295
791
EBNA-1 Gd -ve
EBNA-1 Gd +ve
Subjects with non-active/active MRI
D
Ratio of EBNA1:VCA IgG
20
15
10
5
0
p<0.001
1.008
3.8
Ratio Gd -ve
Ratio Gd +ve
Subjects with non-active/active MRI

Farrell RA, Antony D, Wall GR, et al. Neurology. 2009;73(1):32-38
MRI: magnetic resonance imaging; IgG: immunoglobulin G; Gd: gadolinium

Vidofludimus Calcium: Potent Anti-Epstein-Barr Virus (EBV) Activity Demonstrated in Cell-Culture-Based Systems

Anti-Akata-BX1-EBV-GFP Stimulated With hIgG



EBV-GFP⁺ (% of vehicle)
110
100
90
80
70
60
50
40
30
20
10
0
vehicle
0.4
1.1
3.3
10
30
IMU-838 [µM]

Vidofludimus calcium showed concentration-dependent anti-EBV activity at concentrations of 3.3-30 µM in Raji and B95-8 cells in a superinfection assay.

Prof. M. Marschall, Institute for Clinical and Molecular Virology, Friedrich-Alexander University of Erlangen-Nürnberg, Germany. TPA: 12-O-tetradecanoylphorbol-13-acetate, Zta: an immediate early EBV antigen
IgG: immunoglobulin G

Summary of DHODH-Related Antiviral Effects and Anti-Epstein-Barr Virus (EBV) Activity

- Vidofludimus as a DHODH inhibitor is known to have **broad-spectrum antiviral effects**
  - Clinical proof of antiviral effects demonstrated in a trial in moderate COVID-19 patients
  - Preclinical models also documented the anti-EBV activity of vidofludimus calcium
  - Provides additional rationale for influencing brain atrophy and disability accumulation based on the "smoldering EBV infection" theory for relapse independent MS progression
- **Recent clinical data provide new excitement around anti-EBV as treatment rationale for PMS**
  - MS experts acknowledge that U.S. military epidemiological data (published Feb 2022) strongly suggest EBV infection as a necessary triggering event for MS disease (when such infection leads to neurotropic infection for which the reasons are still not fully understood)
  - Multiple data points also suggest that an ongoing EBV infection is related to MS disease progression:
    - Presence of ongoing active lytic EBV infection in MS patients (measured as EBV DNA shedding in saliva) that can be influenced by DHODH antiviral therapy
    - Confirmation that MS patients during relapse have plasmablasts in CSF that produce EBNA1 antibodies cross-reactive to GlialCAM
    - Serum EBV antibody levels are higher in patients with active disease than non-active MS
- New insights into the role of EBV in MS enhance probability of success for Immunic's CALLIPER trial

DHODH: dihydroorotate dehydrogenase; COVID-19: coronavirus disease 2019; DNA: deoxyribonucleic acid; CSF: cerebrospinal fluid; GlialCAM: glial cell adhesion molecule

Vidofludimus Calcium is Targeted to Improve Long-Term Clinical Outcomes for Patients with All Forms of MS

Vidofludimus calcium can uniquely improve outcomes for patients with relapsing and progressive MS

Anti-Inflammatory Effects

- ✓ Selectively targets hyperactive immune cells
- ✓ Reduces MRI lesions
- ✓ Reduces relapses
- ✓ Mechanism already shown to reduce brain atrophy

Antiviral Effects

- ✓ Broad spectrum antiviral activity established
- ✓ Epstein-Barr virus (EBV) linked to MS
- ✓ Vidofludimus calcium with potent anti-EBV activity

Direct Neuroprotective Effects

- ✓ Impact on serum neurofilament
- ✓ Encouraging clinical signals from Phase 2 trial on change in EDSS

MRI: magnetic resonance imaging; EDSS: Expanded Disability Status Scale

Phase 2 Data EMPhASIS Trial of Vidofludimus Calcium

Safety and Tolerability

Reasons and Rate for Treatment Discontinuations Due to Adverse Events and SAE (Cohort 1&2)

Treatment Discontinuation Before Week 24 (all dosed patients until end of blinded treatment		
Placebo	7.4%	6/81
10 mg IMU-838	4.3%	2/47
30 mg IMU-838	2.8%	2/71
45 mg IMU-838	5.8%	4/69

Reasons for Treatment Discontinuation Before Week 24	Placebo (N=81)	10 mg IMU-838 (N=47)	30 mg IMU-838 (N=71)	45 mg IMU-838 (N=69)
Number of patients discontinued treatment related to adverse events (investigator decision due to adverse events, or fulfilling study stopping rules for hepatic events)	N=3	N=0	N=0	N=2
Number of events leading to discontinuations	4	N/A	N/A	3

There were no on-study deaths on the entire study.

Adverse events leading to treatment discontinuations:

- Placebo → N=2 liver enzyme elevations; N=1 cervix carcinoma; N=1 hematuria
- 10 mg → No events
- 30 mg → No events
- 45 mg → N=2 liver enzyme elevations; N=1 rash

There were 3 patients with treatment-emergent serious adverse events (SAE) in C1 and C2:

- Placebo → Squamous cell carcinoma of the cervix
- 10 mg → No treatment-emergent SAE reported
- 30 mg → Open fracture, ureterolithiasis/ tubulointerstitial nephritis
- 45 mg → No treatment-emergent SAE reported

Most Common Treatment-Emergent Adverse Events

Adverse Events Present in More Than 1% of Study Population

There were very few adverse events with medium and high incidence rate

		10 mg IMU-838			30 mg IMU-838			45 mg IMU-838			Placebo C1+C2			Total		
		Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
TEAE with High Incidence (>5% Incidence)		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TEAE with Medium Incidence (2-5% Incidence)	Headache	0	0	0	3	3	4.2	5	4	5.8	6	5	6.2	14	12	4.5
	Nasopharyngitis	0	0	0	5	3	4.2	7	5	7.2	4	3	3.7	16	11	4.1
	Corona Virus Infection	4	4	8.5	-	-	-	-	-	-	3	3	25.0*	7	7	2.6
	Upper Respiratory Tract Infection	1	1	2.1	2	2	2.8	0	0	0.0	3	3	3.7	6	6	2.2
TEAE with Low Incidence (1-2% Incidence)	Respiratory Tract Infection Viral	0	0	0	0	0	0.0	2	2	2.9	3	3	3.7	5	5	1.9
	Bronchitis	1	1	2.1	0	0	0.0	2	2	2.9	1	1	1.2	4	4	1.5
	Rash	0	0	0	3	2	2.8	2	2	2.9	0	0	0.0	5	4	1.5
	Nausea	0	0	0	1	1	1.4	2	2	2.9	1	1	1.2	4	4	1.5
	Fatigue	0	0	0	2	2	2.8	2	2	2.9	0	0	0.0	4	4	1.5
	Cystitis	0	0	0	1	1	1.4	3	3	4.3	0	0	0.0	4	4	1.5
	Hepatic Enzyme Increased	0	0	0	1	1	1.4	2	2	2.9	1	1	1.2	4	4	1.5
	Alopecia	0	0	0	3	3	4.2	1	1	1.4	0	0	0.0	4	4	1.5
	Respiratory Tract Infection	1	1	2.1	0	0	0	0	0	0	2	2	2.5	3	3	1.1
	Back Pain	0	0	0	2	1	1.4	0	0	0.0	2	2	2.5	4	3	1.1
	Influenza	0	0	0	0	0	0.0	1	1	1.4	2	2	2.5	3	3	1.1
	Alanine Aminotransferase Increased	0	0	0	1	1	1.4	0	0	0.0	2	2	2.5	3	3	1.1

Displayed are treatment emergent adverse events (TEAE) that occurred in more than 1% of all study patients (safety population N=209), i.e. such TEAE occurred in at least 3 or more patients

*Corona Virus Infection as a TEAE is only considered for Cohort 2 patients (Placebo C2 N=12 , 10 mg IMU-838 N=47) since the development of Cohort 1 analysis was run before the global pandemic.

Treatment-Emergent Adverse Events

No Increase in Infections and Infestations (Cohort 1&2)

	Rate of Infections and Infestations C1 + C2									
	10 mg IMU-838		30 mg IMU-838		45 mg IMU-838		Pooled IMU-838		Placebo C1+C2	
	N	% of pt.	N	% of pt.	N	% of pt.	N	% of pt.	N	% of pt.
Total	8	17%	13	18.3%	16	23.2%	37	19.8%	25	24.7%

	Most Common Infections Observed C1 + C2									
	10 mg IMU-838		30 mg IMU-838		45 mg IMU-838		Pooled IMU-838		Placebo C1+C2	
	N	% of pt.	N	% of pt.	N	% of pt.	N	% of pt.	N	% of pt.
Coronavirus	4	8.5%	0	N/A	0	N/A	4	2.1%	3	3.7%
Nasopharyngitis	0	N/A	3	4.2%	5	7.2%	8	4.3%	4	3.7%
Respiratory tract infection	1	2.1%	0	N/A	2	2.9%	3	1.6%	5	6.2%

Most common infections were:

- Coronavirus infections
- Nasopharyngitis
- Respiratory tract infections

There was no signal for an increase of infections and infestations during vidofludimus calcium therapy, as compared to placebo.



Rate of Infections and Infestations
30
25
20
15
10
5
0
24.7
19.8
Placebo
Pooled IMU-838
% of Patients

C: cohort; Safety analysis set C1/C2 (N10 = 47, N30 = 71, N45 = 69, NPBO C1 = 69, NPBO C2 = 12)
TEAEs are AEs starting at or after the day of the first study drug administration or AEs already present that worsen in either intensity or frequency following exposure to the IMP. Each patient is counted at most once for the line total.

Clinical Data of Vidofludimus Calcium in the COVID-19 Context

Treatment Tends to Decrease the Number of Opportunistic COVID-19 Infections

	IMU-838 (10 mg QD)	Placebo
Any Infection	17% (8/47)	33% (4/12)
COVID-19	**8.5%** (4/47)	**25%** (3/12)

Phase 2 Trial in RRMS (EMPhASIS)

Number of reported COVID-19 infections in Cohort 2

Treatment Does Not Interfere With Antibody Development During SARS-CoV-2 Infection

	Day 6		Day 14		Day 28	
	IgA	IgG	IgA	IgG	IgA	IgG
Placebo	84%	88%	94%	94%	97%	99%
Vidofludimus Calcium	86%	93%	97%	97%	95%	100%

Phase 2 Trial in COVID-19 (CALVID-1)

Proportion of patients with anti-SARS-CoV-2 IgA or IgG antibodies

COVID-19: coronavirus disease 2019; SARS-CoV-2: severe acute respiratory syndrome coronavirus; QD: quaque die = once-daily; IgA: immunoglobulin A; IgG: immunoglobulin G

Immunic THERAPEUTICS

EMPhASIS Trial Liver Events

No Increase in the Rate of Liver Enzyme Elevations (Cohort 1&2)



Rate of Liver Enzyme Elevations in % of Patients
3
2.5
2
1.5
1
0.5
0
2.5
2.1
1.2
0.5
0
0
ALT or AST >5xULN
ALT or AST >10xULN2
ALT or AST >15xULN3
Placebo
Pooled IMU-838

Liver enzyme elevations above certain thresholds were as prevalent in placebo as in the vidofludimus calcium treatment arms.

Very few cases of increases of alanine aminotransferase increases (ALT) or aspartate aminotransferase (AST) above the different thresholds of upper limit of normal (ULN). Such cases are comparable between the vidofludimus calcium treatments arms and placebo.

Liver Enzyme Elevations

	10 mg IMU-838	30 mg IMU-838	45 mg IMU-838	Pooled IMU-838	Placebo
Number of Patients Evaluated	47	71	69	187	81
ALT or AST >5xULN	0 (0%)	1 (1.4%)	3 (4.3%)	4 (2.1%)	2 (2.5%)
ALT or AST >10xULN	0 (0%)	0 (0%)	1 (1.4%)	1 (0.5%)	1 (1.2%)
ALT or AST >15xULN	0 (0%)	0 (0%)	0 (0%)	0 (0%)	0 (0%)

Immunic THERAPEUTICS

Hy’s Law Assessment of Liver Events

No Signal for Drug-Induced Liver Injury Observed for Vidofludimus Calcium

	Cohort 1	Cohort 2
Peak Alanine-Aminotransferase		
Peak Aspartate-Aminotransferase		

Hyperbilirubinemia
Hy's Law Range
2xULN
3xULN
Normal range
Peak BILI [xULN]
Peak ALT [xULN]
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
0.01
0.1
1
10

Hyperbilirubinemia
Hy's Law Range
2xULN
3xULN
Normal range
Peak BILI [xULN]
Peak ALT [xULN]
Treatment group
10 mg IMU-838
0.01
0.1
1
10

Hyperbilirubinemia
Hy's Law Range
2xULN
3xULN
Normal range
Peak BILI [xULN]
Peak AST [xULN]
Treatment group
45mg IMU-838
30mg IMU-838
Placebo
0.01
0.1
1
10

Hyperbilirubinemia
Hy's Law Range
2xULN
3xULN
Normal range
Peak BILI [xULN]
Peak AST [xULN]
Treatment group
10mg IMU-838
0.01
0.1
1
10

Hy’s law plot of all patients from Cohort 1 and Cohort 2 Safety analysis set C1/C2 (N10 = 47, N30 = 71, N45 = 69, NPBO C1 = 69, NPBO C2 = 12)
The peak AST and peak total Bilirubin (BILI) values are calculated from Day 7 to Week 24 and are normalized by upper limit normal (ULN). The X- and Y-axis are on log scale.

Hematology Analysis: Lymphocyte and Neutrophile Counts

No Change in Hematology from Baseline to Week 24



Lymphocytes abs. [10E9/L]
4
3
2
1
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group



Neutrophils abs. [10E9/L]
15.0
12.5
10.0
7.5
5.0
2.5
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit Day 0 Day 7 Week 6 Week 12 Week 18 Week 24

Absolute Counts (10^9 cells/L)	Lymphocytes				Neutrophiles			
	Placebo	10 mg	30 mg	45 mg	Placebo	10 mg	30 mg	45 mg
Baseline	1.80 (0.58)	1.80 (0.58)	1.89 (0.66)	1.87 (0.52)	3.98 (1.29)	3.90 (1.26)	3.81 (1.42)	4.26 (1.68)
24 Weeks	1.89 (0.58)	1.65 (0.64)	1.82 (0.68)	1.70 (0.53)	4.38 (1.78)	3.74 (1.37)	4.03 (1.53)	4.22 (1.59)

The mode of action of DHODH inhibitors in MS is due to a selective effect on the subgroup of highly metabolically active immune cells instead of downregulating of peripheral immune cell counts.

Vidofludimus calcium treatment does not have a generalized effect on hematology laboratory values, as exemplified by lymphocyte and neutrophil counts.

Vidofludimus calcium does not affect the general immune cell populations in MS patients.

Hematology Safety analysis set C1/C2 (N10 = 47, N30 = 71, N45 = 69, NPBO = 81) The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box. If for a clinical laboratory value no exact numerical value is given (as value is e.g., below the lower limit of quantification [e.g., < 0.5]), the value without sign [e.g., 0.5] was used for boxplots.

Immunic THERAPEUTICS

Conclusions Regarding Safety

- The administration of vidofludimus calcium in this trial was observed to be well-tolerated, thereby providing further evidence of a favorable safety profile of vidofludimus calcium in the RRMS patient population.
  - Safety profile is similar to placebo group
- Very low rate of treatment discontinuations
  - Vidofludimus calcium discontinuation rate compares favorably to many other medications in RRMS
- Favorable safety profile of vidofludimus calcium observed
  - No increase in liver and renal events, as compared to placebo
  - No signal for any hepatotoxicity or elevations of liver enzymes
  - Low rate of treatment-emergent adverse events

Vidofludimus Calcium's Safety and Tolerability Profile to Date is Unique

	Vidofludimus Calcium[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Cladribine[4]	Fingolimod[5]	Siponimod[6]	Ponesimod[7]	Ozanimod[8]
PML Risk	Favorable Profile	Favorable Profile	Substantial Risk	Clinical Concern / Risk	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Increased Number of Infections	Favorable Profile	Favorable Profile	Substantial Risk	Clinical Concern / Risk	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Vaccination Limitations	Favorable Profile	Favorable Profile	Favorable Profile	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Gastrointestinal Toxicities, Incl. Diarrhea	Favorable Profile	Substantial Risk	Substantial Risk	Favorable Profile	Favorable Profile	Favorable Profile	Favorable Profile	Favorable Profile
Cardiovascular Risks, Incl. Blood Pressure	Favorable Profile	Clinical Concern / Risk	Favorable Profile	Substantial Risk	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Favorable Profile
Lymphopenia	Favorable Profile	Clinical Concern / Risk	Substantial Risk	Substantial Risk	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Neutropenia	Favorable Profile	Substantial Risk	Favorable Profile	Substantial Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Risk of Liver Injury	Favorable Profile	! Black Box Warning	Substantial Risk	Substantial Risk	Substantial Risk	Clinical Concern / Risk	Substantial Risk	Clinical Concern / Risk
Rebound Effect	N/A	Favorable Profile	Favorable Profile	Favorable Profile	Substantial Risk	Substantial Risk	Substantial Risk	Substantial Risk
Increased Risk of Cancer	Favorable Profile	Favorable Profile	Favorable Profile	! Black Box Warning	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk	Clinical Concern / Risk
Macular Edema	Favorable Profile	Favorable Profile	Favorable Profile	Favorable Profile	Substantial Risk	Substantial Risk	Substantial Risk	Substantial Risk

Favorable Profile | Clinical Concern / Risk | Substantial Risk | ! Black Box Warning | ☐ N/A

This classification is based on Immunic assumptions according to clinical trial results regarding likelihood and severity of risk as well as FDA labels of the drugs displayed: [1] https://www.immunic-therapeutics.com/2020/09/11/immunic-inc-publishes-full-unblinded-clinical-data-from-phase-2-emphasis-trial-of-imu-838-in-patients-with-relapsing-remitting-multiple-sclerosis-and-announces-poster-presentation-at-the-msvirtual20/ [2] O'Connor et al., 2011 NEJM [3] Gold et al., 2012 NEJM, Fox et al., 2012 NEJM [4] Giovannoni et al., 2010 NEJM [5] Kappos et al., 2010 NEJM, Cohen et al., 2010 NEJM [6] Kappos et al 2018 Lancet [7] Kappos et al., 2021 JAMA [8] Comi et al., 2020 Lancet, Cohen et al., 2020 Lancet

Immunic THERAPEUTICS

Summary

Vidofludimus Calcium Seems to Provide Anti-Inflammatory and Direct Neuroprotective Effects as well as Anti-EBV Effects to Progressive Multiple Sclerosis Patients



1. Vidofludimus calcium showed compelling anti-inflammatory effects and clinical activity regarding inhibition of MRI lesions that are competitive to many other base medications currently used in RMS.
2. The optimal dose in relapsing MS patients is believed to be 30 mg IMU-838 (as used in the ENSURE program).
3. Vidofludimus calcium showed promising clinical results regarding EDSS worsening and serum neurofilament that are potentially originating from DHODH-related neuroprotective effects, and anti-EBV antiviral activity.
4. The optimal dose in progressive MS patients is believed to be 45 mg IMU-838 (as used in the CALLIPER trial).

EBV: Epstein-Barr virus; MRI: magnetic resonance imaging; EDSS: Expanded Disability Status Scale; DHODH: dihydroorotate dehydrogenase

Phase 3 and Approval Strategy in MS

Phase 3 ENSURE Program in RMS

- Two identical pivotal trials in RMS patients
- Goal: Regulatory approval of vidofludimus calcium
- Dosage: 30 mg vidofludimus calcium QD
- ClinicalTrials.gov: NCT05134441 & NCT05201638

Phase 2 CALLIPER Trial in PMS

- Phase 2 trial in PMS patients
- Goal: Demonstrate vidofludimus calcium's potential for neuroprotective activity
- Dosage: 45 mg vidofludimus calcium QD
- ClinicalTrials.gov: NCT05054140



Relapsing MS
ENSURE-1
ENSURE-2
2021
2022
2023
2024
2025
Progressive MS
CALLIPER

QD: quaque die = once-daily

Immunic THERAPEUTICS

Thank You!

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing near Munich
Germany



Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia